SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 23, 1997
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                                Enteractive, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                       1-13360                22-3272662
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(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)


     110 West 40th Street, Suite 2100, New York, New York 10018
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 221-6559


                                       N/A
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         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On September 23, 1997, Enteractive, Inc. (the "Company") completed the previously announced distribution contract with Enteractive Distribution Company, LLC ("EDC"). As a result of the Company's agreement with EDC, the Company wrote down the majority of its interactive multimedia related business assets in the fourth quarter of fiscal 1997 to the related anticipated minimum proceeds of $100,000. These assets are classified as "assets held for sale" in the Company's May 31, 1997 balance sheet.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

                  See the description above for the financial treatment of the transaction.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENTERACTIVE, INC.



Dated: October 3, 1997                By: /s/Kenneth Gruber
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                                          Name:  Kenneth Gruber
                                          Title: Chief Financial Officer
                                                 and Secretary


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